UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004


                        CAPITAL SENIOR LIVING CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                 1-13445                   75-2678809
(State or other jurisdiction of   (Commission File           (IRS Employer
          incorporation)             Number)               Identification No.)

             14160 Dallas Parkway, Suite 300
                      Dallas, Texas                              75254
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (972) 770-5600


                                (Not Applicable)
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure


         The Registrant files herewith the exhibit listed in Item 7(c) below.


Item 7(c).  Exhibits


         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:


            99.1     Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAPITAL SENIOR LIVING CORPORATION
                                       (Registrant)


Date:  January 29, 2004                By: /s/ David R. Brickman
                                          ------------------------------------
                                          David R. Brickman
                                          Vice President and General Counsel

                                INDEX TO EXHIBITS



Exhibit No.            Exhibit

99.1                   Press Release